EXHIBIT 99.1

PRELIMINARY COPY

YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

PROXY VOTING INSTRUCTIONS

VOTE BY MAIL—Date, sign and mail your proxy card in the postage-paid envelope provided as soon as possible.

-OR-

VOTE BY TELEPHONE—Call toll-free (800) PROXIES (or (800) 776-9437) from any touch-tone telephone and follow the instructions. Have your control number and proxy card available when you call.

-OR-

VOTE BY INTERNET—Access www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOU MAY VOTE BY TELEPHONE OR INTERNET UNTIL 5:00 P.M. EASTERN DAYLIGHT TIME ON             , 2008. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL AND RETURN IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, AND 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK IN AS SHOWN HERE ☒.

1.	To adopt and approve the Agreement and Plan of Merger by and among ANSYS, Inc., referred to herein as ANSYS, Evgeni, Inc., Sidney LLC and Ansoft dated as of March 31, 2008, pursuant to which Ansoft is being acquired by ANSYS, and the transactions contemplated thereby.

☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	To approve a proposal to adjourn the special meeting, if necessary, to solicit additional proxies in favor of the adoption and approval of the merger agreement and the transactions contemplated thereby.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	With discretionary authority, upon such other matters as may properly come before the special meeting and any adjournment or postponement of the special meeting. At this time, the persons making this solicitation know of no other matters to be presented at the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATE:
	(Be sure to date Proxy)	(Signature of Stockholder)

DATE:
	(Be sure to date Proxy)	(Signature of Stockholder)

MARK BOX AT RIGHT IF YOU PLAN TO ATTEND THE SPECIAL MEETING ☐

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE STOCK CERTIFICATE REPRESENTING YOUR SHARES. IF SIGNING FOR ESTATES, TRUSTS OR CORPORATIONS, TITLE OR CAPACITY SHOULD BE STATED. IF SHARES ARE HELD JOINTLY, BOTH SHOULD SIGN.

PRELIMINARY COPY

ANSOFT CORPORATION

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Nicholas Csendes and Shane Emswiler, and each of them, with full power of substitution to represent the undersigned and to vote all of the shares of common stock of Ansoft Corporation (“Ansoft”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of Ansoft to be held at 9:00 a.m. local time at Ansoft’s corporate headquarters at 225 West Station Square Drive, Suite 200, Pittsburgh, Pennsylvania, 15219, on             , 2008, and at any adjournment or postponement thereof, (1) as herein specified upon the proposals listed herein and as more particularly described in the proxy statement/prospectus of Ansoft for the special meeting, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

The undersigned acknowledges receipt of the Notice of Special Meeting of the Stockholders and the proxy statement/prospectus dated             , 2008, and hereby revokes all other proxies heretofore given by the undersigned in connection with this meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING: WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN, AND MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE OR TO VOTE BY TELEPHONE OR INTERNET, AS PROMPTLY AS POSSIBLE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE PROXY STATEMENT/ PROSPECTUS ACCOMPANYING THIS PROXY CARD BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. IF YOU ATTEND THE SPECIAL MEETING, YOU MAY VOTE IN PERSON SHOULD YOU WISH TO DO SO EVEN THOUGH YOU HAVE ALREADY VOTED YOUR PROXY BY MAIL, TELEPHONE OR INTERNET.

If you have any questions or need assistance in voting, please call Georgeson Inc. toll-free at (877) 278-9676.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)